                                   OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                                       Supplement dated April 22, 2002 to the
                                         Prospectus dated December 28, 2001

The Prospectus is changed as follows:

1.       The first bullet under What Does The Fund Mainly  Invest In? on page 3 is deleted,  and the second bullet is revised as follows:

o        The Fund will invest at least 80% of its net assets  plus  borrowings  for  investment  purposes,  in equity securities of small-cap issuers.  The Fund currently  considers an issuer to be a "small cap issuer" if it has a  market  capitalization  (explained  below)  of $2.5  billion  or  less.  That  capitalization parameter is subject to change as the relative market  capitalizations of small-cap issuers change over time.  The Fund  measures  that  capitalization  at the time the Fund  buys a  security,  and it is not required to sell the security if the issuer's capitalization changes.

2.       The  following  is added as the  second  sentence  in the  paragraph  captioned  Can The  Fund's  Investment
     Objective and Policies  Change?  on page 9:  "Shareholders  will receive 60 days advance notice of any change in the 80%  requirement  for small caps (but not to a change in the  capitalization  parameter used to define small caps), described under What Does The Fund Mainly Invest In?

April 22, 2002                                                                                  PS0815.016